Exhibit 32

A.C. MOORE ARTS & CRAFTS, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ( Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of A. C. Moore Arts & Craft, Inc. (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2004 (the “Report”) that:

               (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John E. Parker
Date: August 9, 2004	John E. Parker
Chief Executive Officer

/s/ Leslie H. Gordon
Date: August 9, 2004	Leslie H. Gordon
Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.